Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.1230%



        Excess Protection Level
          3 Month Average  5.34%
          February, 2000  6.13%
          January, 2000  5.39%
          December, 1999  4.51%


        Cash Yield                                  18.80%


        Investor Charge Offs                        4.75%


        Base Rate                                   7.92%


        Over 30 Day Delinquency                     5.01%


        Seller's Interest                           9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,604,500,997.31